The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003

Portfolio Management Change

William D. Stouten has served as the portfolio manager of The AAL Money Market Fund since October 10, 2003. Mr. Stouten has been with Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") since 2001, and he has served as a research analyst/trader for the money market funds at Thrivent Financial from 2001 to 2003. Prior to joining Thrivent Investment Mgt., Mr. Stouten served as a senior research analyst for Voyaguer Asset Management from 1998 to 2001.

Proposed Manager of Managers Policy

Under a propsed policy, the Board of Trustees, on the recommendation of Thrivent Investment Mgt., may wish to hire, add or change a subadviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. This proposal is subject to shareholder approval at a Special Meeting of Shareholders to be held on or about March 9, 2004.

The date of this Supplement is December 23, 2003.